          ------------------------------------------------------------
                                 MORGAN STANLEY
                                   DEAN WITTER
                                EMERGING MARKETS
                                   FUND, INC.
          ------------------------------------------------------------

                                  ANNUAL REPORT
                                DECEMBER 31, 2000
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER


                           MORGAN STANLEY DEAN WITTER
                           EMERGING MARKETS FUND, INC.
================================================================================
DIRECTORS AND OFFICERS

Barton M. Biggs                        Fergus Reid
CHAIRMAN OF THE BOARD                  DIRECTOR
OF DIRECTORS
                                       Frederick O. Robertshaw
Harold J. Schaaff, Jr.                 DIRECTOR
PRESIDENT AND DIRECTOR
                                       Stefanie V. Chang
John D. Barrett II                     VICE PRESIDENT
DIRECTOR
                                       Arthur J. Lev
Gerard E. Jones                        VICE PRESIDENT
DIRECTOR
                                       Joseph P. Stadler
Graham E. Jones                        VICE PRESIDENT
DIRECTOR
                                       Mary E. Mullin
John A. Levin                          SECRETARY
DIRECTOR
                                       Belinda A. Brady
Andrew McNally IV                      TREASURER
DIRECTOR
                                       Robin L. Conkey
William G. Morton, Jr.                 ASSISTANT TREASURER
DIRECTOR

Samuel T. Reeves
DIRECTOR
================================================================================
INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
================================================================================
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

LETTER TO SHAREHOLDERS
----------
For the year ended December 31, 2000, the Morgan Stanley Dean Witter Emerging Markets Fund, Inc. (The "Fund") had a total return, based on net asset value per share, of -36.74% compared with -30.57% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (the "MSCI Index") and -28.77% for the IFC Global Total Return Composite Index (the "IFC INDEX"). For the period from commencement of operations on November 1, 1991 through December 31, 2000, the Fund's total return, based on net asset value per share, was 117.55% compared with 51.55% for the Msci Index and 30.14% For the Ifc Index. On December 31, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $8 3/4, representing a 20.7% discount to the Fund's net asset value per share.

Overall, stock selection detracted from performance and country allocation contributed positively. Stock selection in India, China, South Korea, Taiwan, Greece, Israel and Turkey detracted from performance. Equity selection in Brazil added to performance. Our overweight positions in China (MSCI Index return, -30.5%), Israel (+27.8%), coupled with our underweight stance in Greece (-41.6%), Taiwan (-44.9%) and Thailand (-56.3%) added to relative performance. Our overweight position in South Korea (-49.6%), Russia (-30.0%) and Egypt (-43.7%) coupled with our underweight stance in Chile (-15.1%), and South Africa (-17.2%) detracted from relative performance.

The emerging markets fared poorly during 2000 as a difficult global environment overshadowed generally supportive fundamentals in the emerging markets. High levels of volatility in developed markets led to lower risk appetites globally further dampening already fragile sentiment. In addition to these global developments, heightened political and financial sector concerns in several major developing countries weighed on the markets. Many first quarter 2000 gains in the emerging markets were reversed during the second quarter, as positive macroeconomic and political developments within the emerging markets countries were overshadowed by heightened investor concerns over U.S. interest rates and the sharp NASDAQ declines in April. During the third quarter, the emerging markets were buffeted by global developments, namely the spike in oil prices, turmoil in the currency markets, and continued volatility in telecommunications and technology-related stocks. The emerging markets declined during the fourth quarter as they weathered a tenuous backdrop of concerns over a global growth slowdown, continued NASDAQ volatility, high oil prices, and prolonged uncertainty surrounding the U.S. presidential election.

Latin American markets declined during the fourth quarter, weighed down by a combination of ongoing concerns over Argentina's debt repayment capacity and a volatile global backdrop. Investor concerns over a U.S. economic slowdown, profit warnings, and a significant sell-off in the NASDAQ dampened sentiment. Latin American countries are particularly vulnerable to a deterioration in global liquidity which is needed to help finance fiscal deficits. However, there were also encouraging signs of political and macroeconomic improvements during the fourth quarter. Mexico's new administration comforted the market with the formation of a credible cabinet and sensible economic policy, while Brazil's government demonstrated continued fiscal discipline, and Chile showed signs of re-accelerating economic growth.

Brazilian equities declined, as they were hurt by Argentina's tumultuous political situation and a decreased global appetite for risk. However, positive macroeconomic signs-a declining jobless rate, increasing industrial production, and a higher-than-expected consolidated fiscal surplus-continued to emerge. During November, Spain's Banco Santander Central-Hispano (BSCH) paid 7.1 billion real (U.S.$3.6 billion) for a 30% stake in the Brazilian bank Banespa, a significant premium over the asking price. The transaction should bring significant inflows, supporting Brazil's currency and also helping to avoid further concentration among the country's top three largest local banks. At December's monthly meeting, Brazil's Monetary Policy Committee (COPOM) lowered benchmark interest rates by 75 basis points which was more than market expectations. Despite the central bank's continued neutral stance on monetary policy, we believe rates may be reduced further in the near term given a supportive macroeconomic backdrop.

Mexican equities also fell during the fourth quarter, weighed down by global market volatility coupled with Mexico's Central Bank tightening its monetary policy stance in November, citing inflationary pressures. Equities were buoyed earlier in the quarter by better-than-expected retail sales and overall supportive corporate earnings results. Private consumption reached its highest level in the last 30 years, and industrial production and manufacturing activity both increased in October. President-elect Vicente Fox named his cabinet members, generally perceived as market-friendly, at the end of November. He assumed presi-dency in December, in Mexico's first democratic transfer of power between political parties since 1929.

Asian markets, weighed down by both domestic and global factors, fared the worst of the emerging markets regions during 2000. Heightened political tensions and concerns over financial sector restructuring depressed market sentiment, particularly in northern Asia. In addition, fears of the impact of a global economic slowdown coupled with continued high volatility in technology stocks worldwide also dampened performance throughout the region. South Korean equities declined 27.1%, influenced by global volatility, concerns over chaebol restructuring and semiconductor companies' financial results. We are expecting to maintain our overweight position in South Korea, where we believe the corporate and banking sectors will successfully be restructured, benefiting the economy in the longer term.

In Taiwan, equities were pulled down by instability in the banking sector and concerns that the bellwether technology sector is facing a long-lived slowdown. On a more promising note, a mergers and acquisitions law relating to the banking sector was passed, setting the stage for potential consolidation in the future by putting key tax provisions in place. On the close of November 30, the adjustment factor for Taiwan's total market capitalization weight in the Morgan Stanley Capital International (MSCI) indices was increased from 65% to 80%.

Equities in China fell due to concerns over the negative impact on economic growth from a global growth slowdown, rising oil prices and heightened tensions in Taiwan. Economic growth prospects, however, remain vibrant and domestic demand currently continues to recover.

During 2000, Indian equities were dampened by high oil prices and the turmoil in technology-related stocks. However, during the fourth quarter, stocks were also supported by some surprising moves towards structural reform taken by the government, including the cabinet's approval of a plan to lower government holdings in state banks from 51% to 33% and talk of privatizing the national airline. A rally during November was broad based, including cement and public sector companies.

We are underweight the Emerging Europe, Middle East and Africa (EEMEA) regions. Israeli equities declined 15.3% during the fourth quarter, weighed down by continuing tensions in the Middle East and the volatility of technology stocks, yet were the best performing of the emerging markets for the twelve months ended December 31, 2000. Israel remains our largest overweight in the region, as we are attracted to exporters of technology-related products and services that remain extremely competitive, possess excellent management and are global leaders in their respective areas.

Despite positive trends such as growing foreign reserves, increased profitability of many major Russian companies, greater tax revenues and collections, and improved industrial production, Russian equities were negatively affected by global market volatility and decreasing investor appetites for risk.

We expect to maintain an underweight position in South Africa as we believe the pace of reform and privatization will likely slow and we do not foresee any significant moves towards addressing structural problems (such as the labor market) in the near future.

We remain optimistic regarding the long-term prospects, as we believe markets should ultimately benefit from the restructuring and reforms that are creating near-term pressures. Within Latin America, we believe equities in Brazil and Mexico present attractively valued investment opportunities that are enhanced by supportive macroeconomic backdrops. We believe emerging Asian markets should overcome the near- term challenges of restructuring and equities should benefit over the longer term. We are encouraged by the propensity for markets such as China and Taiwan to become increasingly integrated in global trade relationships. Within the EEMEA region, we continue to be attracted to the growth opportunities in Israel which are global leaders in niche product areas. We expect to maintain an underweight position in Greece, where expensive valuations already reflect much of the upside potential and Greece shall be leaving the MSCI emerging markets indices after May 31, 2001. South Africa will also likely remain underweighted as we are discouraged by the pace of reform and privatization nor do we foresee any significant moves towards addressing structural problems in the near future.

On July 30, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the year ended December 31, 2000, the Fund repurchased 1,160,400 or 5.66% of its Common Stock at an average price per share of $14.41, excluding $58,000 in commissions paid, and an average discount of 23.99% from net asset value per share. Since the inception of the program, the Fund has repurchased 3,490,000 shares or 15.29% of its Common Stock at an average price per share of $10.56, excluding $175,000 in commissions paid, and an average discount of 20.92% from net asset value per share. The Fund expects to continue to re-purchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Sincerely,

/s/ Harold J. Schaff, Jr.

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

January 2001

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

--------------------------------------------------------------------------------
EFFECTIVE FEBRUARY 2001, ANDY SKOV WILL NO LONGER SERVE AS A MANAGER OF THE FUND. NARAYAN RAMACHANDRAN WILL SHARE PRIMARY RESPONSIBILITY FOR THE DAY-TO-DAY MANAGEMENT OF THE FUND WITH ROBERT MEYER, WHO WHO HAS HAD PRIMARY RESPONSIBILITY FOR MANAGING THE FUND SINCE 1997. NARAYAN RAMACHANDRAN IS A MANAGING DIRECTOR OF MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT AND CO-HEAD OF THE EMERGING MARKETS EQUITY GROUP WITH MR. MEYER.

Morgan Stanley Dean Witter Emerging Markets Fund, Inc.
Investment Summary as of December 31, 2000 (Unaudited)
================================================================================

HISTORICAL
INFORMATION
                                                                             TOTAL RETURN (%)
                                           ------------------------------------------------------------------------------------
                                             MARKET VALUE (1)   NET ASSET VALUE (2)    MSCI INDEX (3)       IFC INDEX (4)
                                           ------------------------------------------------------------------------------------
                                                       AVERAGE               AVERAGE              AVERAGE              AVERAGE
                                           CUMULATIVE   ANNUAL   CUMULATIVE   ANNUAL  CUMULATIVE   ANNUAL  CUMULATIVE   ANNUAL
                                           ----------  -------   ----------  -------  ----------  -------  ----------  -------
                    One Year                 -34.60%    -34.60%    -36.74%   -36.74%    -30.57%   -30.57%    -28.77%   -28.77%
                    FIVE YEAR                -11.29     -2.37       18.07      3.38     -19.18     -4.16     -15.67     -3.35
                    SINCE INCEPTION*          72.58      6.13      117.55      8.84      51.55      4.65      30.14      2.92

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[CHART]

                                                               YEAR ENDED DECEMBER 31,
                                   1991*     1992     1993     1994      1995    1996     1997      1998      1999      2000
                                   ----      ----     ----     ----      ----    ----     ----      ----      ----      ----
Morgan Stanley Dean Witter         4.61%    13.94%   95.22%   -5.33%   -16.30%  13.84%   -0.97%    -19.61%   105.81%   -34.20%
Emerging Markets Fund, Inc(2)
MSCI Emerging Markets Free         9.58%    11.40%   74.84%   -7.32%    -5.21%   6.03%  -11.59%    -25.34%    66.41%   -30.57%
Index(3)
IFC Global Total Return            5.29%     0.33%   67.50%   -0.53%   -12.32%   7.88%  -14.54%    -21.09%    62.69%   -28.77%
Composite Index (4)

                                                               YEAR ENDED DECEMBER 31,
                                    1991*   1992    1993       1994     1995       1996     1997     1998     1999     2000
                                    ----    ----    ----       ----     ----       ----     ----     ----     ----     ----
Net Asset Value Per Share .........$14.71  $16.74  $28.20     $20.30   $14.69     $15.69   $15.52   $10.33   $21.26   $11.03
Market Value Per Share ............$14.25  $18.13  $31.63     $21.50   $15.50     $13.88   $13.06    $8.13   $16.31    $8.75
Premium/(Discount) ................  -3.1%    8.3%   12.2%       5.9%     5.5%     -11.5%   -15.9%   -21.3%   -23.3%   -20.7%
Income Dividends .................. $0.04   $0.01      --         --       --      $0.05    $0.01    $0.11       --       --
Capital Gains Distributions .......    --   $0.01   $1.49      $6.50    $1.29      $0.98    $0.01    $2.18       --    $2.31
Fund Total Return (2) .............  4.61%  13.94%  95.22%+    -5.33%  -16.30%+    13.84%   -0.97%  -19.61%  105.81%  -36.74%
MSCI Index Total Return (3) .......  9.58%  11.40%  74.84%     -7.32%   -5.21%      6.03%  -11.59%  -25.34%   66.41%  -30.57%
IFC Index Total Return (4) ........  5.29%   0.33%  67.50%     -0.53%  -12.32%      7.88%  -14.54%  -21.09%   62.69%  -28.77%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International Emerging Markets Free Index (the "MSCI Index") is a market capitalization weighted index comprised of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.
(4) The IFC Global Total Return Composite Index (the "IFC Index") is an unmanaged index of common stocks of developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa.
*   The Fund commenced operations on November 1, 1991.
+ This return does not include the effect of the rights issued in connection with the Rights Offering.

Morgan Stanley Dean Witter Emerging Market Fund, Inc.
Portfolio Summary as of December 31, 2000
================================================================================
DIVERSIFICATION OF TOTAL INVESTMENTS

[CHART]

Equity Securities            (80.4%)
Short-Term Investments       (19.5%)
Debt Instruments              (0.1%)

-------------------------------------------------------------------------------
INDUSTRIES

[CHART]

Other                                     (29.7%)
Metal & Mining                             (2.9%)
Electronic Equipment & Instruments         (2.9%)
IT Consulting Services                     (3.7%)
Pharmaceuticals                            (4.1%)
Oil & Gas                                  (4.5%)
Communications Equipment                   (4.6%)
Diversified Telecommunication Services    (17.1%)
Wireless Telecommunication Services       (11.6%)
Semiconductor Equipment & Products         (9.8%)
Banks                                      (9.1%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

[CHART]

Other                         (15.4%)
Poland                         (2.9%)
Russia                         (3.4%)
South Africa                   (4.8%)
India                          (7.0%)
China/Hong Kong                (7.4%)
Taiwan                         (8.7%)
Brazil                        (14.5%)
South Korea                   (14.4%)
Israel                        (11.3%)
Mexico                        (10.2%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                                      PERCENT OF
                                                                      NET ASSETS
                                                                      ----------
 1.  Samsung Electronics Co., Ltd. (South Korea)                         4.1%
 2.  Telmex (Mexico)                                                     3.8
 3.  China Mobile (Hong Kong) Ltd. (China/Hong Kong)                     3.7
 4.  Korea Telecom Corp. (South Korea)                                   3.0
 5.  Teva Pharmaceutical Industries Ltd. (Israel)                        2.9
 6.  ECI Telecom Ltd. (Israel)                                           2.2%
 7.  SK Telecom Co., Ltd. (South Korea)                                  2.2
 8.  Check Point Software Technologies Ltd. (Israel)                     2.2
 9.  Taiwan Semiconductor Manufacturing Co. (Taiwan)                     2.0
10.  Petrobras (Brazil)                                                  1.7
                                                                        -----
                                                                        27.8%
                                                                        =====

*    EXCLUDES SHORT-TERM INVESTMENTS.

FINANCIAL STATEMENTS
----------
STATEMENT OF NET ASSETS (UNAUDITED)
----------
DECEMBER 31, 2000

                                                                      VALUE
                                                       SHARES         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS(93.8%)
(UNLESS OTHERWISE NOTED)
--------------------------------------------------------------------------------
ARGENTINA(0.5%)
BANKS
Banco Frances SA ADR                                      4,010    U.S.$     84
a)Grupo Financiero Galicia SA ADR                        15,930             236
                                                                   ------------
                                                                            320
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES
Telecom Argentina  Stet - France
Telecom SA ADR                                           33,340             523
                                                                   ------------
METALS & MINING
(a)Acindar Industria Argentina
de Aceros SA 'B'                                         43,091              37
Siderar 'A'                                              19,206              47
                                                                   ------------
                                                                             84
                                                                   ------------
REAL ESTATE
(a)IRSA GDR                                               6,281             104
                                                                   ------------
                                                                          1,031
                                                                   ------------
--------------------------------------------------------------------------------
BRAZIL(14.5%)
AEROSPACE & DEFENSE
Embraer ADR                                              33,000           1,312
                                                                   ------------
BANKS
Banco Itau SA (Preferred)                             6,096,000             578
(a,b)Banco Nacional SA (Preferred)                   61,598,720               2
Unibanco SA (Preferred) GDR                              93,855           2,763
                                                                   ------------
                                                                          3,343
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES
Brasil Telecom Participacoes
SA ADR                                                   21,242           1,253
Brasil Telecom SA (Preferred)                        93,588,445           1,075
CRT (Preferred) 'A'                                   6,348,976           2,556
Embratel SA ADR                                          82,900           1,301
Embratel SA (Preferred)                              75,161,000           1,141
Tele Norte-Leste (Preferred)                         37,483,089             807
Tele Norte-Leste (Preferred) ADR                         92,629           2,113
Telebras SA (Preferred) ADR
Block                                                    33,692           2,455
                                                                   ------------
                                                                         12,701
                                                                   ------------
ELECTRIC UTILITIES
CEMIG SA ADR                                             24,563             355
CEMIG SA (Preferred)                                  9,789,127             142
CEMIG SA (Preferred) ADR                                  9,208             133
Eletrobras                                            4,495,000              83
(a)Eletrobras ADR                                         8,600              80
Eletrobras (Preferred) 'B'                            3,782,000              70
                                                                   ------------
                                                                            863
                                                                   ------------
METALS & MINING
(a)CVRD ADR                                              57,369           1,413
(a)CVRD (Preferred) 'A'                                  27,953             680
                                                                   ------------
                                                                          2,093
                                                                   ------------
MULTILINE RETAIL
a,b)Lojas Arapua SA (Preferred)                      30,412,000              --@
(a,b,e)Lojas Arapua SA (Preferred) ADR                   31,540              --@
                                                                   ------------
                                                                             --@
                                                                   ------------
OIL & GAS
(a)Petrobras SA ADR                                      65,300           1,649
Petrobras SA (Preferred)                                 74,387           1,747
Petrobras SA (Preferred) ADR                              7,470             175
                                                                   ------------
                                                                          3,571
                                                                   ------------
PAPER & FOREST PRODUCTS
Votorantim Celulose e Papel
SA ADR                                                   32,300             450
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES
(a)Celular CRT (Preferred) 'A'                        8,893,546           2,873
Tele Celular Sul ADR                                     10,807             282
Tele Celular Sul (Preferred)                        137,409,345             363
Tele Nordeste Celular SA ADR                              2,255              93
Tele Nordeste Celular SA (Preferred)                 55,486,945             114
Telemig Celular SA ADR                                    3,043             181
Telemig Celular SA (Preferred)                      150,180,795             455
Telesp Celular SA ADR                                    33,933             916
Telesp Celular SA (Preferred) 'B'                   114,780,935           1,210
                                                                   ------------
                                                                          6,487
                                                                   ------------
                                                                         30,820
                                                                   ------------
--------------------------------------------------------------------------------
CHILE(0.2%)
DIVERSIFIED TELECOMMUNICATION SERVICES
(a)Telefonica CTC Chile ADR                              34,100             450
                                                                   ------------
--------------------------------------------------------------------------------
CHINA/HONG KONG(7.4%)
COMMERCIAL SERVICES & SUPPLIES
Cosco Pacific Ltd.                                      984,000             763
                                                                   ------------
COMMUNICATIONS EQUIPMENT
Nanjing Panda Electronics Co., Ltd.                   1,536,000             339
                                                                   ------------
COMPUTERS & PERIPHERALS
Legend Holdings Ltd.                                  1,422,000             893
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
Great Wall Technology Co., Ltd.                       2,728,500             892
                                                                   ------------
HOUSEHOLD DURABLES
Guangdong Kelon Electrical
Holdings Co., Ltd. 'H'                                  297,000              49
(a)TCL International Holdings Ltd.                    3,760,000             858
                                                                   ------------
                                                                            907
                                                                   ------------
INDUSTRIAL CONGLOMERATES
China Merchants Holdings
International Co., Ltd.                                 857,000             621
Citic Pacific Ltd.                                      230,000             815
                                                                   ------------
                                                                          1,436
                                                                   ------------
INTERNET SOFTWARE & SERVICES
Asiainfo Holdings Inc.                                      370               4
(a)Netease.com, Inc.                                     42,300             130
Sohu.com, Inc.                                           36,700              87
(a)Timeless Software Ltd.                             1,420,000             178
                                                                   ------------
                                                                            399
                                                                   ------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                      VALUE
                                                       SHARES         (000)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CHINA/HONG KONG(CONTINUED)
MEDIA
Asia Satellite Telecommunications
Holdings Ltd.                                           116,000    U.S.$    241
(a)Sun Television Cybernetworks
Holdings Ltd.                                         8,802,700             205
                                                                   ------------
                                                                            446
                                                                   ------------
METALS & MINING
Yanzhou Coal Mining Co.,
Ltd. ADR                                                 23,930             331
                                                                   ------------
OIL & GAS
(a)China Petroleum & Chemical Corp.                   2,157,000             343
                                                                   ------------
SOFTWARE
(a)Founder Holdings Ltd.                                940,000             262
                                                                   ------------
TEXTILES & APPAREL
Yue Yuen Industrial Holdings Ltd.                       223,000             386
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES
(a)China Mobile (Hong Kong) Ltd.                         56,600           1,535
(a)China Mobile (Hong Kong)
Ltd. ADR                                              1,167,000           6,374
(a)China Unicom Ltd.                                    154,000             236
(a)China Unicom Ltd. ADR                                  9,200             136
                                                                   ------------
                                                                          8,281
                                                                   ------------
                                                                          15,678
                                                                   ------------
--------------------------------------------------------------------------------
COLOMBIA(0.0%)
BANKS
(a,b)Bancolombia (Preferred)                              6,249               3
                                                                   ------------
--------------------------------------------------------------------------------
CZECH REPUBLIC(0.3%)
DIVERSIFIED TELECOMMUNICATION SERVICES
(a)Cesky Telecom AS                                      29,534             398
(a)Cesky Telecom AS GDR                                  23,830             325
                                                                   ------------
                                                                            723
                                                                   ------------
--------------------------------------------------------------------------------
EGYPT(0.6%)
GAS UTILITIES
(b)Egypt Gas Co.                                          6,100             189
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES
(a)Egyptian Company for
Mobile Services                                          59,039           1,146
                                                                   ------------
                                                                          1,335
                                                                   ------------
--------------------------------------------------------------------------------
GREECE(1.3%)
BANKS
Alpha Bank SA                                            11,990             413
(a)Bank of Piraeus                                       18,790             298
Commercial Bank of Greece                                 6,310             302
(a)EFG Eurobank Ergasias                                  4,024              79
National Bank of Greece SA                               12,800             486
(a)National Bank of Greece SA ADR                         5,570              40
                                                                   ------------
                                                                           1,618
                                                                   ------------
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
Hellenic Telecommunication
Organization (OTE)                                        6,289              94
Hellenic Telecommunication
Organization (OTE) ADR                                  146,726           1,064
                                                                   ------------
                                                                           1,158
                                                                   ------------
                                                                           2,776
                                                                   ------------
--------------------------------------------------------------------------------
HUNGARY(1.1%)
BANKS
OTP Bank Rt.                                             11,164             627
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES
Matav Rt.                                                68,664             286
Matav Rt. ADR                                            55,202           1,128
                                                                   ------------
                                                                          1,414
                                                                   ------------
PHARMACEUTICALS
Gedeon Richter Rt.                                        4,005             237
                                                                   ------------
                                                                          2,278
                                                                   ------------
--------------------------------------------------------------------------------
INDIA(6.2%)
AUTOMOBILES
Hero Honda Motors Ltd.                                   17,153             321
                                                                   ------------
CHEMICALS
Indo Gulf Corp., Ltd.                                   114,000             106
Reliance Industries Ltd.                                141,633           1,028
                                                                   ------------
                                                                          1,134
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES
(a)Aptech Ltd.                                           38,250             307
                                                                   ------------
DIVERSIFIED FINANCIALS
Housing Development
Finance Corp., Ltd.                                      77,600             901
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES
Mahanagar Telephone Nigam Ltd.                          165,930             637
Mahanagar Telephone Nigam
Ltd. GDR                                                 33,050             262
                                                                   ------------
                                                                            899
                                                                   ------------
ELECTRIC UTILITIES
BSES Ltd.                                                57,500             244
                                                                   ------------
ELECTRICAL EQUIPMENT
Bharat Heavy Electricals Ltd.                           191,700             671
(a)Sterlite Industries (India) Ltd.                      34,500             114
                                                                   ------------
                                                                            785
                                                                   ------------
HEALTH CARE EQUIPMENT & SUPPLIES
(a)Sterlite Optical Technologies Ltd.                     6,500             115
                                                                   ------------
HOUSEHOLD PRODUCTS
Hindustan Lever Ltd.                                    151,500             670
                                                                   ------------
INTERNET SOFTWARE & SERVICES
(a,b,e)India-Info.com Private Co., Ltd.                 116,052             311
                                                                   ------------
IT CONSULTING & SERVICES
(a)HCL Technologies Ltd.                                 33,400             384
Infosys Technologies Ltd.                                17,250           2,108
(a)NIIT Ltd.                                             17,750             605
(a)Wipro Ltd. ADR                                         5,000             251
                                                                   ------------
                                                                          3,348
                                                                   ------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                      VALUE
                                                       SHARES         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INDIA(CONTINUED)
MEDIA
  Zee Telefilms Ltd.                                     75,500    U.S.$    448
                                                                   ------------
PHARMACEUTICALS
Cipla Ltd.                                               10,000             224
(a)Dabur (India) Ltd.                                   117,000             170
Dr. Reddy's Laboratories Ltd.                            20,750             566
Lupin Laboratories Ltd.                                  27,000             127
Ranbaxy Laboratories Ltd.                                76,500           1,101
(e)Strides Arcolab Ltd.                                  31,000             111
                                                                   ------------
                                                                          2,299
                                                                   ------------
ROAD & RAIL
Container Corp. Of India Ltd.                           157,600             571
                                                                   ------------
SOFTWARE
Satyam Computer Services Ltd.                           109,950             761
                                                                   ------------
                                                                         13,114
                                                                   ------------
--------------------------------------------------------------------------------
INDONESIA(0.6%)
DIVERSIFIED TELECOMMUNICATION SERVICES
Telekomunikasi Indonesia ADR                             54,264             224
                                                                   ------------
PAPER & FOREST PRODUCTS
(a)Indah Kiat Pulp & Paper
Corp., Tbk                                            1,218,305             104
                                                                   ------------
TOBACCO
Gudang Garam Tbk                                        753,960           1,013
                                                                   ------------
                                                                          1,341
                                                                   ------------
--------------------------------------------------------------------------------
ISRAEL(11.3%)
AEROSPACE & DEFENSE
Elbit Systems Ltd.                                            1              --@
                                                                   ------------
COMMUNICATIONS EQUIPMENT
(a)AudioCodes Ltd.                                       63,000             854
Batm Advanced
Communications Ltd.                                      29,764              48
(a)BreezeCom Ltd.                                        53,062             760
Comverse Technology, Inc.                                 7,454             810
ECI Telecom Ltd.                                        341,480           4,775
Gilat Satellite Networks Ltd.                             1,576              40
(a)Nice Systems Ltd.                                      6,363             213
(a)Nice Systems Ltd.  ADR                                16,157             324
                                                                   ------------
                                                                          7,824
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
(a)Optibase Ltd.                                         40,340             267
                                                                   ------------
INTERNET SOFTWARE & SERVICES
(a)Aladdin Knowledge Systems                             35,340             132
(a)RADVision Ltd.                                        53,494             659
(a)RADWARE Ltd.                                          58,141             981
                                                                   ------------
                                                                          1,772
                                                                   ------------
IT CONSULTING & SERVICES
(a)Check Point Software
Technologies Ltd.                                        34,640           4,627
                                                                   ------------
-------------------------------------------------------------------------------
PHARMACEUTICALS
Teva Pharmaceutical
Industries Ltd.                                          12,420             878
Teva Pharmaceutical
Industries Ltd. ADR                                      71,917           5,268
                                                                   ------------
                                                                          6,146
                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
Galileo Technology Ltd.                                  80,220           1,083
(a)Metalink Ltd.                                         18,800             181
(a)Zoran Corp.                                           29,190             452
                                                                   ------------
                                                                          1,716
                                                                   ------------
SOFTWARE
Amdocs Ltd.                                               6,490             430
(a)Tecnomatix Technologies Ltd.                          38,976             205
(a)TTI Team Telecom
International Ltd.                                       59,460             892
                                                                   ------------
                                                                          1,527
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES
(a)Ceragon Networks Ltd.                                 12,500             151
                                                                   ------------
                                                                         24,030
                                                                   ------------
--------------------------------------------------------------------------------
MALAYSIA(2.0%)
BANKS
Commerce Asset Holding Bhd                              132,000             283
Malayan Banking Bhd                                     260,600             926
                                                                   ------------
                                                                          1,209
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES
Telekom Malaysia Bhd                                    249,000             741
                                                                   ------------
ELECTRIC UTILITIES
Tenaga Nasional Bhd                                     194,000             592
                                                                   ------------
HOTELS RESTAURANTS & LEISURE
Resorts World Bhd                                       130,000             207
                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
Malaysian Pacific Industries Bhd                         67,000             275
                                                                   ------------
TOBACCO
British American Tobacco
(Malaysia) Bhd                                           97,200             895
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES
(a)Digi.com Bhd                                         287,000             367
                                                                   ------------
                                                                          4,286
                                                                   ------------
--------------------------------------------------------------------------------
MEXICO(10.2%)
BANKS
(a)Bancomer 'O'                                         995,581             551
(a,e)Bancomer 'O' ADR                                    64,825             718
(a)Grupo Financiero Banamex
Accival SA de CV                                      1,529,232           2,501
                                                                   ------------
                                                                           3,770
                                                                   ------------
BEVERAGES
FEMSA                                                   510,675           1,525
FEMSA ADR                                                21,148             632
Grupo Modelo SA 'C'                                      61,000             156
                                                                   ------------
                                                                          2,313
                                                                   ------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                      VALUE
                                                       SHARES         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MEXICO(CONTINUED)
CONSTRUCTION MATERIALS
Cemex SA ADR                                             42,292    U.S.$    764
Cemex SA CPO                                            284,227           1,027
                                                                   ------------
                                                                          1,791
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES
Telmex 'L'  ADR                                         179,127           8,083
                                                                   ------------
INDUSTRIAL CONGLOMERATES
Alfa SA 'A'                                             299,555             403
(a)Grupo Carso SA 'A1'                                  106,174             263
                                                                   ------------
                                                                            666
                                                                   ------------
MEDIA
(a)Grupo Televisa CPO GDR                                49,632           2,230
                                                                   ------------
MULTILINE RETAIL
(a)Grupo Sanborns SA 'B1'                                18,550              25
(a)Wal-mart de Mexico 'C'                               292,733             539
(a)Wal-mart de Mexico 'V'                               113,259             225
(a)Wal-mart de Mexico ADR                                28,162             561
                                                                   ------------
                                                                          1,350
                                                                   ------------
PAPER & FOREST PRODUCTS
Kimberly-Clark de Mexico
SA 'A'                                                  261,958             725
                                                                   ------------
TRANSPORTATION INFRASTRUCTURE
(a)Grupo Aeroportuario del
 Sureste SA ADR                                          38,250             636
(a)Grupo Aeroportuario del
Sureste SA 'B'                                          149,200             240
                                                                   ------------
                                                                         876
                                                                   ------------
                                                                      21,804
                                                                   ------------
--------------------------------------------------------------------------------
POLAND(2.9%)
BANKS
(a)Bank Polska Kasa Opieki SA                            19,988             302
BRE Bank SA                                               1,765              56
Powszechny Bank Kredytowy                                   956              25
Wielkopolski Bank Kredytowy SA                            3,986              26
                                                                   ------------
                                                                            409
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES
Telekomunikacja Polska SA GDR                           453,017           3,092
                                                                   ------------
ELECTRICAL EQUIPMENT
(a)Elektrim Spolka Akcyjna SA                            32,784             401
                                                                   ------------
MULTILINE RETAIL
(a,b)Eastbridge                                          33,600           2,259
                                                                   ------------
                                                                          6,161
                                                                   ------------
--------------------------------------------------------------------------------
RUSSIA(3.2%)
DIVERSIFIED TELECOMMUNICATION SERVICES
Rostelecom ADR                                           24,250             126
                                                                   ------------
ELECTRIC UTILITIES
Unified Energy Systems ADR                                1,400              11
Unified Energy Systems GDR                               96,186             789
                                                                   ------------
                                                                            800
                                                                   -------------
--------------------------------------------------------------------------------
MEDIA
(a,b)Storyfirst Communications,
Inc. 'C'(Preferred)                                         270             115
(a,b)Storyfirst Communications,
Inc. 'D'(Preferred)                                         720             307
(a,b)Storyfirst Communications,
 Inc. 'E' (Preferred)                                       780             332
(a,b)Storyfirst Communications,
 Inc. 'F' (Preferred)                                       139             119
                                                                   ------------
                                                                            873
                                                                   ------------
OIL & GAS
LUKoil Holdings ADR                                      38,964           1,442
LUKoil Holdings ADR (Preferred)                          19,800             352
Surgutneftegaz ADR                                      238,917           2,485
Surgutneftegaz ADR (Preferred)                           24,140             224
                                                                   ------------
                                                                          4,503

PAPER & FOREST PRODUCTS
(b)Alliance Cellulose Ltd. 'B'                          156,075             428
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES
(a)Vimpel-Communications ADR                             10,450             155
                                                                   ------------
                                                                          6,885
                                                                   ------------
--------------------------------------------------------------------------------
SOUTH AFRICA(4.8%)
BANKS
FirstRand Ltd.                                          101,300             112
Nedcor Ltd.                                              35,034             792
                                                                   ------------
                                                                            904
                                                                   ------------
BEVERAGES
South African Breweries plc GBP                          27,424             192
South African Breweries plc                             167,400           1,177
                                                                   ------------
                                                                          1,369
                                                                   ------------
DIVERSIFIED FINANCIALS
(b)BOE Corp. Ltd.                                     1,168,736               2
                                                                   ------------
HOUSEHOLD DURABLES
Ellerine Holdings Ltd.                                   86,080             197
                                                                   ------------
INDUSTRIAL CONGLOMERATES
Bidvest Group Ltd.                                       89,854             542
Remgro Ltd.                                             145,975             994
                                                                   ------------
                                                                          1,536
                                                                   ------------
INSURANCE
Liberty Group Ltd.                                       25,080             224
Sanlam Ltd.                                             437,100             552
                                                                   ------------
                                                                            776
                                                                   ------------
METALS & MINING
Anglo American Platinum
Corp., Ltd.                                              30,150           1,403
De Beers                                                 52,420           1,385
De Beers ADR                                              9,130             244
Impala Platinum Holdings Ltd.                             3,600             184
                                                                   ------------
                                                                          3,216
                                                                   ------------
OIL & GAS
Sasol Ltd.                                              186,800           1,208
                                                                   ------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                     VALUE
                                                       SHARES        (000)
-------------------------------------------------------------------------------
SOUTH AFRICA(CONTINUED)
WIRELESS TELECOMMUNICATION SERVICES
M-Cell Ltd.                                             173,960   U.S.$    581
Venfin Ltd.                                             145,975            389
                                                                  ------------
                                                                           970
                                                                  ------------
                                                                        10,178
                                                                  ------------
-------------------------------------------------------------------------------
SOUTH KOREA (14.4%)
AUTOMOBILES
Hyundai Motor Co., Ltd.                                  43,930            420
                                                                  ------------
BANKS
H&CB                                                     80,484          1,826
Hana Bank                                                46,760            219
Kookmin Bank                                             99,782          1,175
Shinhan Bank                                            109,720            902
                                                                  ------------
                                                                         4,122
                                                                  ------------
COMMUNICATIONS EQUIPMENT
Telson Electronics Co., Ltd.                              6,864            329
                                                                  ------------
DIVERSIFIED FINANCIALS
Hyundai Securities Co.                                        1             --@
LG Investment & Securities Co.                           54,060            253
Samsung Securities Co.,  Ltd.                            26,820            492
                                                                  ------------
                                                                           745
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES
Korea Telecom Corp.                                      85,360          4,521
Korea Telecom Corp.  ADR                                 59,300          1,838
                                                                  ------------
                                                                         6,359
                                                                  ------------
ELECTRIC UTILITIES
Korea Electric Power Corp.                               50,060            934
Korea Electric Power Corp. ADR                           26,404            271
                                                                  ------------
                                                                         1,205
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
Communication Network Interface, Inc.                    68,680            116
(a)Humax Co., Ltd.                                       76,985            639
Samsung Electro-Mechanics Co., Ltd                       34,457            934
                                                                  ------------
                                                                         1,689
                                                                  ------------
FOOD PRODUCTS
Tongyang Confectionery Co.                               14,000            188
                                                                  ------------
INTERNET & CATALOG RETAIL
(a)LG Home Shopping, Inc.                                 9,620            211
                                                                  ------------
MEDIA
Cheil Communications, Inc.                               14,730            722
CJ39 Shopping Corp.                                       8,820             98
                                                                  ------------
                                                                           820
                                                                  ------------
METALS & MINING
Pohang Iron & Steel Co., Ltd                              4,710            285
                                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
Hyundai Electronics Industries Co., Ltd.                195,990            624
Samsung Electronics Co., Ltd.                            66,022          8,246
-------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (CONTINUED)
Samsung Electronics Co., Ltd. (Preferred)                 7,990   U.S.$    436
                                                                  ------------
                                                                         9,306
                                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES
(a)Korea Telecom Freetel                                 11,330            294
(a)SK Telecom Co., Ltd.                                     170             34
SK Telecom Co., Ltd. ADR                                 23,410          4,682
                                                                  ------------
                                                                         5,010
                                                                  ------------
                                                                        30,689
                                                                  ------------
-------------------------------------------------------------------------------
TAIWAN BANKS (8.7%)
(a)Chinatrust Commercial Bank                            44,838            388
Taishin International Bank                              297,532            121
                                                                  ------------
                                                                           509
                                                                  ------------
COMMUNICATIONS EQUIPMENT
Zinwell Corp.                                            60,800             85
                                                                  ------------
COMPUTERS & PERIPHERALS
Advantech Co., Ltd.                                     130,900            415
Ambit Microsystems Corp.                                118,246            502
Asustek Computer, Inc.                                  225,643            678
Compal Electronics, Inc.                                571,100            774
Quanta Computer Inc.                                    209,000            549
                                                                  ------------
                                                                         2,918
                                                                  ------------
ELECTRICAL EQUIPMENT
Delta Electronics, Inc.                                 595,750          1,862
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
Hon Hai Precision Industry Co., Ltd.                    447,036          2,267
(a)Yageo Corp.                                          738,000            582
                                                                  ------------
                                                                         2,849
                                                                  ------------
FOOD & DRUG RETAILING
President Chain Store Corp.                             136,376            358
                                                                  ------------
FOOD PRODUCTS
(a)Uni-President Enterprises Co.                        344,000            228
                                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
(a)Advanced Semiconductor Engineering, Inc.             489,827            334
(a)ASE Test Ltd.                                         25,400            216
(a)Macronix International Co., Ltd.                     359,660            432
(a)Powerchip Semiconductor Corp.                        767,000            382
(a)ProMos Technologies, Inc.                            137,502            121
Siliconware Precision Industries Co.                  1,167,736            649
(a)Taiwan Semiconductor Manufacturing Co., Ltd.       1,740,230          4,177
United Microelectronics Corp.                         1,675,200          2,433
(a)Winbond Electronics Corp.                            973,430            932
                                                                  ------------
                                                                         9,676
                                                                  ------------
TEXTILES & APPAREL
(e)Far Eastern Textile Ltd.                             208,072            147
                                                                  ------------
                                                                        18,632
                                                                  ------------
-------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                                      VALUE
                                                       SHARES         (000)
-------------------------------------------------------------------------------
THAILAND BANKS (1.4%)
(a)Thai Farmers Bank PCL (Foreign)                      405,600   U.S.$    201
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
(b)Delta Electronics (Thailand) PCL (Foreign)           120,624            542
                                                                  ------------
MEDIA
BEC World PCL (Foreign)                                  91,600            464
                                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES
(a)Advanced Info Service PCL (Foreign)                  117,100          1,133
(a)Shin Corporations PCL                                105,900            391
(a)Total Access Communication PCL                        91,600            246
                                                                  ------------
                                                                         1,770
                                                                  ------------
                                                                         2,977
                                                                  ------------
-------------------------------------------------------------------------------
TURKEY BANKS (2.2%)
(a)Turkiye Garanti Bankasi AS                        66,181,183            370
(a)Yapi ve Kredi Bankasi AS                         379,498,650          1,953
(a)Yapi ve Kredi Bankasi AS GDR                          20,900            108
                                                                  ------------
                                                                         2,431
                                                                  ------------
BEVERAGES
(a)Anadolu Efes Biracilik ve Malt Sanayii AS          8,803,588            427
                                                                  ------------
COMMUNICATIONS EQUIPMENT
(a)Alcatel Teletas Telekomunikasyon AS                1,781,297            188
Netas Northern Electric  Telekomunikasyon AS         10,518,059          1,083
                                                                  ------------
                                                                         1,271
                                                                  ------------
HOUSEHOLD DURABLES
(a)Vestel Elektronik Sanayi ve Ticaret AS            74,476,836            275
                                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES
(a)Turkcell Iletisim Hizmetleri  AS                      43,595            305
                                                                  ------------
                                                                         4,709
                                                                  ------------
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost U.S.$263,668)                                                     199,900
                                                                  ------------
-------------------------------------------------------------------------------
INVESTMENT COMPANIES (0.7%)

-------------------------------------------------------------------------------
AFRICA (0.0%)
(c)Morgan Stanley Dean Witter Africa
Investment Fund, Inc.                                     8,156             64
                                                                  ------------
-------------------------------------------------------------------------------
INDIA (0.7%)
(c)Morgan Stanley Growth Fund                         6,881,400           1,519
                                                                   ------------
--------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
(Cost U.S.$1,461)                                                        1,583
                                                                  ------------
-------------------------------------------------------------------------------

                                                       NO. OF             VALUE
                                                       UNITS              (000)
-------------------------------------------------------------------------------
UNITS (0.2%)
-------------------------------------------------------------------------------
RUSSIA(0.2%)
(a,b)Storyfirst Communications,
Inc., First Section,Tranche I
(Convertible)                                               639   U.S.$    272
(a,b)Storyfirst Communications, Inc.,
Second Section, Tranche II
(Convertible)                                               152             65
(a,b)Storyfirst Communications,
Inc., Tranche IV
(Convertible)                                               207             88
                                                                  ------------
-------------------------------------------------------------------------------
TOTAL UNITS
(Cost U.S.$1,192)                                                          425
                                                                  ------------
-------------------------------------------------------------------------------


                                                       SHARES
-------------------------------------------------------------------------------
DEBT INSTRUMENTS(0.1%)
-------------------------------------------------------------------------------
INDIA (0.1%)
METALS & MINING
(b,f)DCM Shriram Industries Ltd. 9.90%, 2/21/02             335             94
(b,f)DCM Shriram Industries
Ltd. (Convertible) 7.50%, 2/21/02 7.50%, 2/21/02            330             69
(b,f)Shri Ishar Alloy Steels Ltd. 15.00%, 4/21/01           581             41
                                                                  ------------
-------------------------------------------------------------------------------
TOTAL DEBT INSTRUMENTS
(Cost U.S.$1,495)                                                          204
                                                                  ------------
-------------------------------------------------------------------------------

                                                         FACE
                                                       AMOUNT
                                                        (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (22.3%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT
(d)Chase Securities 5.60% dated
12/29/00, due 01/02/01
(Cost U.S.$47,615)                                       47,615   U.S.$ 47,615
                                                                  ------------

The accompanying notes are an integral part of the financial statements.

                                                          FACE
                                                         AMOUNT          VALUE
                                                          (000)          (000)
-------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (0.6%)
Argentine Peso                                     ARS       26   U.S.$     26
Brazilian Real                                     BRL       18              9
British Pound                                      GBP      292            436
Egyptian Pound                                     EGP      790            203
Euro                                               EUR       43             40
Hong Kong Dollar                                   HKD        1            --@
Hungarian Forint                                   HUF      267              1
Indian Rupee                                       INR   15,653            336
Malaysian Ringgit                                  MYR      104             27
Mexican Peso                                       MXN      424             44
South African Rand                                 ZAR      948            125
Taiwan Dollar                                      TWD      852             26
                                                                  ------------
(Cost U.S.$1,256)                                                        1,273
                                                                  ------------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (117.7%)
(Cost U.S.$316,687)                                                    251,000
                                                                  ------------
-------------------------------------------------------------------------------

                                                         AMOUNT         AMOUNT
                                                          (000)          (000)
-------------------------------------------------------------------------------
OTHER ASSETS (3.7%)
Cash                                               U.S.$    463
Receivable for Investments Sold                           7,327
Dividends Receivable                                        154
Net Unrealized Gain on Foreign                               --
Currency Exchange Contracts                                   8
Other Assets                                                 30          7,982
                                                   ------------   ------------
------------------------------------------------------------------------------
LIABILITIES (-21.4%)
Payable For:
Dividend Declared                                      (44,724)
Investment Advisory Fees                                  (259)
Deferred Country Taxes                                    (171)
Custodian Fees                                            (170)
Investments Purchased                                     (158)
Professional Fees                                          (81)
Directors' Fees and Expenses                               (69)
Shareholder Reporting Expenses                             (59)
Administrative Fees                                        (47)
Other Liabilities                                          (39)       (45,777)
                                                   ------------   ------------
-------------------------------------------------------------------------------

                                                                        AMOUNT
                                                                         (000)
-------------------------------------------------------------------------------
NET ASSETS (100%)
Applicable to 19,334,344, issued and outstanding
U.S.$0.01 par value shares (100,000,000
shares authorized)
                                                                  U.S $213,205
                                                                  ------------
                                                                  ------------
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                         U.S.$  11.03
                                                                  ------------
                                                                  ------------
-------------------------------------------------------------------------------
AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:

Common Stock                                                      U.S.$      9
Paid-in Capital                                                        298,600
Accumulated Net Investment Loss                                        (1,375)
Accumulated Net Realized Loss                                         (19,597)
Unrealized Depreciation on Investments and Foreign
Currency Translations (net of foreign taxes
of U.S.$171 on unrealized appreciation)                               (64,432)
-------------------------------------------------------------------------------
TOTAL NET ASSET                                                   U.S.$213,205
                                                                  ------------
                                                                  ------------
-------------------------------------------------------------------------------

(a)  Non-income producing.
(b)  Security valued at fair value - see Note
     A-1  to financial statements.
(c)  The Fund is advised by an affiliate.
(d)  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
(e)  144A Security - certain conditions for public sale may exist.
(f)  Security in default
@    Value less than U.S.$500
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
     The accompanying notes are an integral part of the fiancial statements
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DECEMBER 31, 2000 EXCHANGE RATES:
-------------------------------------------------------------------------------
ARS    Argentine Peso                 0.994=                        U.S. $1.00
BRL    Brazilian Real                 1.950=                        U.S. $1.00
GBP    British Pound                  0.670=                        U.S. $1.00
EGP    Egyptian Pound                 3.890=                        U.S. $1.00
EUR    Euro                           1.061=                        U.S. $1.00
HKD    Hong Kong Dollar               7.800=                        U.S. $1.00
HUF    Hungarian Forint             282.340=                        U.S. $1.00
INR    Indian Rupee                  46.675=                        U.S. $1.00
IDR    Indonesian Rupiah           9,675.00=                        U.S. $1.00
MYR    Malaysian Ringgit              3.800=                        U.S. $1.00
MXN    Mexican Peso                   9.623=                        U.S. $1.00
ZAR    South African Rand             7.579=                        U.S. $1.00
TWD    Taiwan Dollar                 33.082=                        U.S. $1.00
-------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION: Under the terms of foreign currency exchange contracts open at December 31, 2000, the Fund is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

 CURRENCY                                     IN
   TO                                      EXCHANGE                UNREALIZED
 DELIVER          VALUE      SETTLEMENT      FOR     VALUE            GAIN
  (000)           (000)        DATE         (000)    (000)            (000)
-------------------------------------------------------------------------------
IDR  2,196,307       227     01/05/01     U.S$ 235       235       U.S.$8
MXN        181        19     01/02/01     U.S$  19        19            --@
GBP         62        92     01/02/01     U.S$  92        92            --@
                --------                            --------      --------
                U.S.$338                            U.S.$346       U.S.$ 8
                --------                            --------      --------
                --------                            --------      --------
-------------------------------------------------------------------------------


SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- DECEMBER 31, 2000

                                                                       PERCENT
                                                       VALUE           OF NET
INDUSTRY                                               (000)           ASSETS
-------------------------------------------------------------------------------
Aerospace & Defense                                U.S.$  1,312            0.6%
Automobiles                                                 741            0.3
Banks                                                    19,467            9.1
Beverages                                                 4,108            1.9
Chemicals                                                 1,135            0.5
Commercial Services & Supplies                            1,071            0.5
Communications Equipment                                  9,848            4.6
Computers & Peripherals                                   3,811            1.8
Construction Materials                                    1,791            0.8
Diversified Financials                                    1,646            0.8
Diversified Telecommunication Services                   36,492           17.1
Electric Utilities                                        3,703            1.7
Electrical Equipment                                      3,048            1.4
Electronic Equipment & Instruments                        6,239            2.9
Food & Drug Retailing                                       358            0.2
Food Products                                               417            0.2
Gas Utilities                                               189            0.1
Health & Personal Care                                      115            0.1
Hotels Restaurants & Leisure                                207            0.1
Household Durables                                        1,379            0.6
Household Products                                          670            0.3
Industrial Conglomerates                                  3,637            1.7
Insurance                                                   776            0.4
Internet & Catalog Retail                                   211            0.1
Internet Software & Services                              2,482            1.2
Investment Companies                                      1,583            0.7
IT Consulting & Services                                  7,975            3.7
Media                                                     5,707            2.7
Metals & Mining                                           6,213            2.9
Multiline Retail                                          3,609            1.8
Oil & Gas                                                 9,625            4.5
Paper & Forest Products                                   1,707            0.8
Pharmaceuticals                                           8,682            4.1
Real Estate                                                 104            0.1
Road & Rail                                                 571            0.3
Semiconductor Equipment & Products                       20,973            9.8
Software                                                  2,550            1.2
Textiles & Apparel                                          533            0.2
Tobacco                                                   1,908            0.9
Transportation Infrastructure                               876            0.5
Wireless Telecommunication Services                      24,643           11.6
Other                                                    48,888           22.9
                                                   ------------   ------------
                                                   U.S $251,000          117.7%
                                                   ------------   ------------
                                                   ------------   ------------
-------------------------------------------------------------------------------

  The accompanying notes are an integral part of the financial statements.

                                                                                               YEAR ENDED
                                                                                            DECEMBER 31, 2000
STATEMENT OF OPERATIONS                                                                           (000)
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends .....................................................................         U.S.$   3,164
    Interest ......................................................................                   470
    Less: Foreign Taxes Withheld ..................................................                  (171)
------------------------------------------------------------------------------------------------------------
      Total Income ................................................................                 3,463
------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees ......................................................                 4,744
    Custodian Fees ................................................................                   629
    Administrative Fees ...........................................................                   396
    Country Tax Expense ...........................................................                   165
    Professional Fees .............................................................                   147
    Shareholder Reporting Expenses ................................................                    73
    Transfer Agent Fees ...........................................................                    26
    Other Expenses ................................................................                    72
------------------------------------------------------------------------------------------------------------
      Total Expenses ..............................................................                 6,252
------------------------------------------------------------------------------------------------------------
        Net Investment Loss .......................................................               (2,789)
------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold (net of foreign tax expense of U.S.$1,359) .........                54,406
    Foreign Currency Transactions .................................................                  (885)
------------------------------------------------------------------------------------------------------------
      Net Realized Gain ...........................................................                53,521
------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Depreciation on Investments ...................................................              (211,706)
    Depreciation on Foreign Currency Translations .................................                  (114)
------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation ..............................              (211,820)
------------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation ........              (158,299)
------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................         U.S.$(161,088)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS                                         YEAR ENDED            YEAR ENDED
                                                                        DECEMBER 31, 2000     DECEMBER 31, 1999
                                                                              (000)                 (000)
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Loss ..................................................  U.S.$   (2,789)   U.S.$    (562)
  Net Realized Gain ....................................................          53,521           29,969
  Change in Unrealized Appreciation/Depreciation .......................        (211,820)         194,055
------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations ......        (161,088)         223,462
------------------------------------------------------------------------------------------------------------
Distributions:
  Net Realized Gain ....................................................         (25,127)             ---
  In Excess of Net Realized Gain .......................................         (19,597)             ---
------------------------------------------------------------------------------------------------------------
  Total Distributions ..................................................         (44,724)             ---
------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Repurchase of Shares (1,160,400 and 960,600 shares, respectively) ....         (16,778)          (9,276)
------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) ............................................        (222,590)         214,186
Net Assets:
  Beginning of Period ..................................................         435,795          221,609
------------------------------------------------------------------------------------------------------------
  End of Period (including accumulated net investment loss of U.S.$1,375
    and U.S.$1,509, respectively) ......................................  U.S.$  213,205    U.S.$ 435.795
------------------------------------------------------------------------------------------------------------

  The accompanying notes are an integral part of the financial statements

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA
AND RATIOS:

---------------------------------------------------------------------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                             2000              1999              1998              1997              1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .... U.S.$  21.26      U.S.$  10.33      U.S.$  15.52      U.S.$  15.69      U.S.$   14.69
---------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) ............        (0.15)            (0.03)             0.04              0.03              0.10
Net Realized and Unrealized Gain (Loss)
  on Investments ........................        (8.04)           (10.87)            (3.05)            (0.18)             1.92
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations             (8.19)            10.84             (3.01)            (0.15)             2.02
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income                             --                --             (0.10)            (0.01)               --
  In Excess of Net Investment Income ....           --                --             (0.01)               --              (0.05)
  Net Realized Gain .....................        (1.30)               --                --             (0.01)             (0.84)
  In Excess of Net Realized Gain ........        (1.01)               --             (2.18)               --              (0.14)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions .................        (2.31)               --             (2.29)            (0.02)             (1.03)
-----------------------------------------------------------------------------------------------------------------------------------
Increase in Net Asset Value from
  Capital Share Transactions.............           --                --                --                --               0.01*
-----------------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares
  Repurchased ...........................  0.27                     0.09              0.11                --                 --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .......... U.S.$  11.03      U.S.$  21.26      U.S.$  10.33      U.S.$  15.52      U.S.$   15.69
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD ... U.S.$   8.75      U.S.$  16.31      U.S.$   8.13      U.S.$  13.06      U.S.$   13.88
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value                                  (34.60)%          100.77%           (24.88)%           (5.75)%            (4.59)%
  Net Asset Value (1)                           (36.74)%          105.81%           (19.61)%           (0.97)%            13.84%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
(THOUSANDS) ............................. U.S.$213,205      U.S.$435,795      U.S.$221,609      U.S.$354,137      U.S.$357,751
-----------------------------------------------------------------------------------------------------------------------------------

Ratio of Expenses to Average Net
  Assets                                          1.64%             1.76%            1.96%              1.84%             1.87%
Ratio of Net Investment Income
  (Loss) to Average Net Assets                   (0.73)%           (0.20)%          (0.36)%             0.15%             0.58%
Portfolio Turnover Rate                             81%              121%             101%                90%               67%
---------------------------------------------------------------------------------------------------------------------------------


 *   Increase per share due to reinvestment of distributions.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL SATEMENTS
DECEMBER 31, 2000


    The Morgan Stanley Dean Witter Emerging Markets Fund, Inc. (the "Fund") was incorporated on August 27, 1991 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

 A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

      - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

      - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the un-derlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

8. FUTURES: The Fund may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

     The Fund may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

9. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the year ended December 31, 2000, the Fund's investments in the derivative instruments described above included foreign currency exchange contracts only.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

     In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adop-tion of the Guide will have a significant effect on the Fund's financial statements.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.25% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. During the year ended December 31, 2000, the Fund made purchases and sales totaling approximately $297,196,000 and $363,737,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 2000, the U.S. Federal income tax cost basis of securities was $321,949,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $72,241,000 of which $18,966,000 related to appreciated securities and $91,207,000 related to depreciated securities. During the year ended December 31, 2000, the Fund utilized capital loss carryforward, for U.S. Federal income tax purposes, of approximately $21,480,000. For the year ended December 31, 2000, the Fund intends to elect to defer to January 1, 2001, for U.S. Federal income tax purposes, post-October currency losses of $277,000 and post-October capital losses of $13,452,000.

F. For the year ended December 31, 2000 ,the Fund incurred $31,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser.

G. A substantial portion of the Fund's net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 2000, the deferred fees payable, under the Plan, totaled $69,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. On July 30, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the year ended December 31, 2000, the Fund repurchased 1,160,400 or 5.66% of its Common Stock at an average price per share of $14.41, excluding $58,000 in commissions paid, and an average discount of 23.99% from net asset value per share. For the year ended December 31, 1999, the Fund repurchased 960,600 shares or 4.48% of its Common Stock at an average price per share of $9.60, excluding $48,000 in commissions paid, and an average discount of 17.50% from net asset value per share. Since the inception of the program, the Fund has repurchased 3,490,000 shares or 15.29% of its Common Stock at an average price per share of $10.56, excluding $175,000 in commissions paid, and an average discount of 20.92% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

J. During December 2000, the Board of Directors declared a distribution of $2.3132 per share, derived from net realized gain, payable on January 12, 2001, to shareholders of record on December 22, 2000.

-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     For the year ended December 31, 2000, the Fund expects to pass through to shareholders foreign tax credits totaling approximately $1,531,000. In addition, for the year ended December 31, 2000, gross income derived from sources within a foreign country totaled $3,163,000. In addition, the Fund designates $38,876,000 as long-term capital gain at the 20% tax bracket.

REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS
-------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Emerging Markets Fund, Inc.

We have audited the accompanying statement of net assets of Morgan Stanley Dean Witter Emerging Markets Fund, Inc. (the "Fund") as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Emerging Markets Fund, Inc. at December 31, 2000, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 2, 2001

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                                    Morgan Stanley Dean Witter Emerging Markets
                                    Fund, Inc.
                                    Boston Equiserve
                                    Dividend Reinvestment Unit
                                    P.O. Box 1681
                                    Boston, MA 02105-1681
                                    1-800-730-6001


                                        22